Income Taxes	12 Months Ended
Sep. 30, 2011
Income Taxes [Abstract]
Income Taxes
INCOME TAXES
The Consolidated Statements of Financial Condition at September 30, 2011 and 2010 include net deferred tax liabilities of $17,075,000 and $21,951,000, respectively, that have been provided for the temporary differences between the tax basis and the financial statement carrying amounts of liabilities and assets. The major sources of these temporary differences and their deferred tax effects were as follows:

September 30,	2011	2010
	(In thousands)
Deferred tax assets
Loan loss reserves	$56,930	$59,936
REO reserves	41,268	32,986
Asset Purchase Tax Basis Difference (net)	27,068	22,738
Delinquent accrued interest	7,380	4,060
Other, net	1,236	1,361
Total deferred tax assets	133,882	121,081
Deferred tax liabilities
FDIC Loss Guarantee Receivable (net)	24,973	40,444
Federal Home Loan Bank stock dividends	36,161	36,158
Valuation adjustment on available-for-sale securities	49,845	28,866
Loan origination costs	13,098	13,183
Depreciation	24,751	21,578
Deferred gain on forward commitments	890	1,225
Core deposit intangible	1,239	1,578
Total deferred tax liabilities	150,957	143,032
Net deferred tax asset (liability)	(17,075)	(21,951)
Current tax asset (liability)	15,540	30,044
Net tax asset (liability)	$(1,535)	$8,093

A reconciliation of the statutory federal income tax rate to the effective income tax rate follows:

Year ended September 30,	2011	2010	2009
Statutory income tax rate	35%	35%	35%
IRS tax settlement	—	(32)	—
State income tax	2	2	2
Other differences	(1)	(1)	(1)
Effective income tax rate	36%	4%	36%

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	2011	2010
Balance at October 1,	$3,893	$44,781
Tax positions related to current year:
Additions	—	271
Reductions	—	—
Tax positions related to prior years:
Additions	520	3,064
Reductions	—	—
Settlements with taxing authorities	—	(43,315)
Lapses in statues of limitations	(222)	(908)
Balance at September 30,	$4,191	$3,893

As of September 30, 2011 and 2010, the Company's liability for uncertain tax positions was $3.0 million and $2.9 million, respectively. Included in the balance of unrecognized tax benefits at September 30, 2011, are $1.2 million of tax benefits that, if recognized, would affect the effective tax rate. The Company records interest and penalties related to uncertain tax positions in income tax expense. As of September 30, 2011 and 2010, there were approximately $1.6 million and $1.2 million, respectively, of accrued interest and $0.3 million and $0.3 million, respectively, of accrued penalties.
Based on current information the Company does not expect that changes in the amount of unrecognized tax benefits over the next twelve months will have a significant impact on the results of operations or the financial position of the Company.
The Company's federal income tax returns are open for the tax years 2007 through 2011. State income tax returns are generally subject to examination for a period of three to five years after filing of the respective return. The state impact of any federal changes remains subject to examination by various states for a period of up to two years after formal notification to the states. The Company has various state income tax returns in the process of examination, administrative appeals or litigation. The Company's unrecognized tax benefits are related to state returns open from 1999 through 2010.
The Company has been examined by the Internal Revenue Service through the year ended September 30, 1990. There were no material changes made to the Company's originally reported taxable income as a result of this examination.